Exhibit 10.7

SECOND AMENDMENT

To

STANDARD EXCLUSIVE LICENSE AGREEMENT WITH SUBLICENSING TERMS

(A3288)

This Second Amendment to the Standard Exclusive License Agreement With Sublicensing Terms (also known as Agreement A3288), dated October 7, 2003 and amended as of November 2004 (the “License Agreement”) is made as of this 25th day February, 2009 by and among Applied Genetic Technologies Corporation, a Delaware corporation (“AGTC”), the University of Florida Research Foundation, Inc., a non-stock, non-profit Florida corporation (“UFRF”) and Johns Hopkins University, a Maryland corporation (“JHU”).

WHEREAS, AGTC, UFRF and JHU (collectively, the “Parties”) have agreed to amend certain terms of the License Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the License Agreement as follows;

1. The first sentence in Section 3.1.2 is hereby amended by deleting [**] and inserting [**] in its place, so that the first sentence in Section 3.1.2 now reads “Licensee agrees that [**] shall occur on or before [**] or Licensors shall have the right to terminate the Agreement pursuant to Section 9.3 hereto”

2. Section 3.1.2(e) is hereby amended by deleting [**] and inserting [**] in its place , so that Section 3.1.2(e) now reads “[**]”.

Except as hereby amended, all terms and conditions of the original License Agreement remain unchanged and in full force and effect.

In Witness Whereof, the Parties have caused these presents to be executed in duplicate as of the day and year above written.

APPLIED GENETIC TECHNOLOGIES CORPORATION		UNIVERSITY OF FLORIDA RESEARCH FOUNDATION

By:	/s/ Susan B. Washer	By:	/s/ David L. Day
	Susan B. Washer		David L. Day
	President and CEO		Director
Office of Technology Licensing

JOHNS HOPKINS UNIVERSITY

		By:	/s/ Wesley D. Blakeslee
			Name:	Wesley D. Blakeslee
			Title:	Executive Director

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.